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                                                                EXHIBIT 23.01

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 24, 2000, incorporated by reference in Kennametal Inc.'s Form 10-K for the year ended June 30, 2000, and to all references to our Firm included in this registration statement.


                                             /s/ Arthur Andersen LLP
                                             ------------------------------
                                             Arthur Andersen LLP
                                             Pittsburgh, Pennsylvania
                                             January 9, 2001